REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


To the Board of
Trustees of Mutual
Fund Series Trust
and the Shareholders
of Camelot Premium
Return Fund, Camelot
Excalibur Small Cap
Income Fund, Empiric
2500 Fund, and JAG
Large Cap Growth
Fund


In planning and
performing our audits
of the financial
statements of Camelot
Premium Return Fund,
Camelot Excalibur Small
Cap Income Fund,
Empiric 2500 Fund, and
JAG Large Cap Growth
Fund, each a series of
shares of beneficial
interest in Mutual Fund
Series Trust (the
Funds), as of
September 30, 2017,
and for the year then
ended, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States)
(PCAOB), we
considered the Funds
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls.  A companys
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with accounting
principles generally
accepted in the United
States of America
(GAAP).  A companys
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of the financial
statements in
accordance with GAAP,
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
trustees of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
companys assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A material
weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Funds annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
the Funds' internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards established
by the PCAOB.
However, we noted no
deficiencies in the
Funds internal control
over financial reporting
and its operation,
including controls over
safeguarding securities
that we consider to be
a material weakness, as
defined above, as of
September 30, 2017.

This report is intended
solely for the
information and use of
management, the
shareholders of
Camelot Premium
Return Fund, Camelot
Excalibur Small Cap
Income Fund, Empiric
2500 Fund, and JAG
Large Cap Growth Fund,
the Board of Trustees
of Mutual Fund Series
Trust and the Securities
and Exchange
Commission and is not
intended to be and
should not be used by
anyone other than
these specified parties.




BBD, LLP


Philadelphia,
Pennsylvania
November 28, 2017